Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is dated as of April 27, 2015,  by and among AMICUS THERAPEUTICS, INC., a Delaware corporation (the “Parent”), and the other entities shown as signatories hereto as a Borrower (together with Parent, individually each, and collectively in the singular as the context may require, “Borrower”), the financial institutions or other entities from time to time parties thereto as lenders (the “Lenders”), and MIDCAP FUNDING III TRUST, a Delaware statutory trust (“MidCap”), as Agent (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Lenders and Agent are parties to that certain Credit and Security Agreement, dated as of December 27, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein have the meanings given to them in the Credit Agreement except as otherwise expressly defined herein), pursuant to which Lenders have agreed to provide to Borrower certain loans and other extensions of credit in accordance with the terms and conditions thereof;

WHEREAS, Borrower, Agent and Lenders desire to amend certain provisions of the Credit Agreement in accordance with, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.                                      Acknowledgment of Obligations.  Borrower hereby acknowledges, confirms and agrees that all Credit Extensions made prior to the date hereof, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges owing by Borrower to Agent and Lenders under the Credit Agreement and the other Financing Documents, are unconditionally owing by Borrower to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights generally.

2.                                      Amendments to Credit Agreement.  Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, the Agent and Lenders hereby agree that the Credit Agreement is amended as follows:

(a)                                 The definition of “Agent” in the preamble is hereby amended to mean “MIDCAP FUNDING III TRUST, a Delaware statutory trust.”

(b)                                 Section 6.8 of the Credit Agreement is hereby amended by (i) deleting the last sentence of such section and (ii) substituting in lieu thereof the following replacement sentence:

“For the avoidance of doubt, Amicus UK shall not be required to satisfy the Joinder Requirements; provided that (i) the Deposit Accounts of Amicus UK shall at no time maintain, in the aggregate, a balance greater than $4,000,000 (or if such funds are not Dollars, the Dollar equivalent of such funds at a current conversion rate from a source reasonably acceptable to Agent), and (ii) Borrower shall make no Investments in Amicus UK during any time that (a) the principal amount of all Indebtedness of Borrower then outstanding multiplied by two (2) is greater than (b) the Cash Balance.”

(c)                                  Section 7.13 of the Credit Agreement is hereby amended by deleting the last sentence of such section.

(d)                                 Section 11 of the Credit Agreement is hereby amended by deleting the address of Agent and the sentence relating to notice addresses of Lenders in their entirety and replacing such deletions as follows:

If to Agent or any Lender that is an Affiliate of MidCap:

“MidCap Funding III Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Ave, Suite 200

Bethesda, MD 20814

Attn: Account Manager for Amicus transaction

Facsimile:  301-941-1450

Email:  notices@midcapfinancial.com

With a copy to:

MidCap Funding III Trust

c/o MidCap Financial Services, LLC, as servicer

7255 Woodmont Ave, Suite 200

Bethesda, MD 20814

Attn: Legal

Facsimile:  301-941-1450

Email:  legalnotices@midcapfinancial.com”

If to a Lender other than Agent or an Affiliate of MidCap, as specified on the signature pages hereof.

(e)                                  Section 15 of the Credit Agreement is hereby amended by adding the following new definition of “Cash Balance” in the appropriate alphabetical order:

““Cash Balance” means the aggregate amount in Dollars maintained by Borrower in one or more Collateral Accounts subject to a Control Agreement.”

(f)                                   Section 15 of the Credit Agreement is hereby further amended by deleting therefrom the definition of “MidCap” and substituting in lieu thereof the following replacement definition:

““MidCap” means MidCap Funding III Trust and any other Affiliate of MidCap Funding III Trust that becomes the Agent.”

(g)                                  Section 15 of the Credit Agreement is hereby further amended by deleting therefrom the definition of “Permitted Investments” and substituting in lieu thereof the following replacement definition:

““Permitted Investments” means:  (a) Investments existing on the Closing Date and described on the Disclosure Schedule; (b) Investments consisting of cash equivalents; (c) any Investments in liquid assets permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by Agent; (d) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of any Credit Party; (e) Investments consisting of deposit accounts or securities accounts in which the Agent has a first priority perfected security interest except as otherwise provided by Section 6.6; (f) Investments in Subsidiaries solely to the extent permitted pursuant to Section 6.8; (g) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the Ordinary Course of Business that do not exceed, in the aggregate, $100,000 per fiscal year, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee equity plans or agreements approved by Borrower’s board of directors that do not exceed, in the aggregate, $100,000 per fiscal year; (h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the Ordinary Course of Business; and (i) Investments consisting of intercompany Indebtedness in accordance with and to the extent permitted by clause (h) of the definition of “Permitted Indebtedness”.”

3.                                      No Other Amendments.  Except for the amendments set forth and referred to in Section 2 above, the Credit Agreement and the other Financing Documents shall remain unchanged and in full force and effect and Borrower hereby ratifies and reaffirms all of its obligations under the Credit Agreement and the other Financing

Documents as amended by this Agreement.  Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s Obligations or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations.

4.                                      Representations and Warranties.  To induce Agent and Lenders to enter into this Agreement, Borrower does hereby warrant, represent and covenant to Agent and Lenders that (i) each representation or warranty of Borrower set forth in the Credit Agreement and other Financing Documents is hereby restated and reaffirmed as true, accurate and complete in all material respects on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and provided, further, that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date), (ii) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing and (iii) Borrower has the power and is duly authorized and has obtained all necessary consents and has taken all necessary actions to enter into, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

5.                                      Condition Precedent to Effectiveness of this Agreement.  This Agreement shall become effective upon Agent’s notification to Borrower in writing that Agent has received one or more counterparts of this Agreement duly executed and delivered by the Borrower, the Agent and the Lenders, in form and substance satisfactory to Agent and Lenders.

6.                                      Release.

(a)                                 In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and each of its Affiliates and Subsidiaries and each of their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Amendment Effective Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Financing Documents or transactions thereunder or related thereto.

(b)                                 Borrower understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)                                  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

7.                                      Covenant Not To Sue.  Borrower, on behalf of itself and each of its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Borrower pursuant to Section 6 above.  If Borrower or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower, for itself and each of its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

8.                                      Advice of Counsel.  Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

9.                                      Severability of Provisions.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.                               Counterparts.  This Agreement may be executed in multiple counterparts (including by electronic mail (pdf) transmittal of executed signature pages), each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.                               GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MARYLAND APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

12.                               Entire Agreement.  The Credit Agreement and the other Financing Documents as and when amended through this Agreement embody the entire agreement between the parties hereto relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

13.                               No Strict Construction, Etc.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  Time is of the essence for this Agreement.

14.                               Costs and Expenses.  Borrower absolutely and unconditionally agrees to pay or reimburse upon demand for all reasonable fees, costs and expenses incurred by Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and any other Financing Documents or other agreements prepared, negotiated, executed or delivered in connection with this Agreement or transactions contemplated hereby.

[Remainder of page intentionally blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year specified at the beginning hereof.

BORROWER

AMICUS THERAPEUTICS, INC.

By:	/s/ William D. Baird III	(SEAL)
Name: William D. Baird III
Title: Chief Financial Officer

CALLIDUS BIOPHARMA, INC.

By:	/s/ Daphne Quimi	(SEAL)
Name: Daphne Quimi
Title: Chief Financial Officer

AMICUS THERAPEUTICS, INC.

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

SIGNATURE PAGE

AGENT:

MIDCAP FUNDING III TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures continued on next page]

SIGNATURE PAGE

LENDERS:

MIDCAP FUNDING III TRUST

By:	Apollo Capital Management, L.P.,
its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem	(SEAL)
Name: Maurice Amsellem
Title: Authorized Signatory

[Signatures continued on next page]

SIGNATURE PAGE

OXFORD FINANCE LLC

By:	/s/ Mark Davis	(SEAL)
Name: Mark Davis
Title: Vice President, Finance, Secretary and Treasurer

[Signatures continued on next page]

SIGNATURE PAGE

SILICON VALLEY BANK

By:	/s/ Sheena Discher	(SEAL)
Name: Sheena Discher
Title: Vice President

SIGNATURE PAGE